EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William T. Monahan, Jill D. Burchill and Carolyn A. Bates, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of Imation Corp., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                    NAME                                         TITLE                   DATE

/S/ WILLIAM T. MONAHAN                        Chairman, President, Chief            March 10, 1998
------------------------------------          Executive Officer and Director
William T. Monahan                            (principal executive officer)


/S/ JILL D. BURCHILL                          Chief Financial Officer               March 10, 1998
------------------------------------          (principal financial and
Jill D. Burchill                              accounting officer)

/S/ LAWRENCE E. EATON                         Director                              March 10, 1998
------------------------------------
Lawrence E. Eaton

/S/ MICHAEL S. FIELDS                         Director                              March 10, 1998
---------------------
Michael S. Fields

/S/ WILLIAM W. GEORGE                         Director                              March 10, 1998
------------------------------------
William W. George

/S/ LINDA W. HART                             Director                              March 10, 1998
------------------------------------
Linda W. Hart

/S/ RONALD T. LEMAY                           Director                              March 10, 1998
------------------------------------
Ronald T. LeMay

/S/ MARVIN L. MANN                            Director                              March 10, 1998
------------------------------------
Marvin L. Mann

/S/ MARK A. PULIDO                            Director                              March 10, 1998
------------------------------------
Mark A. Pulido

/S/ DARYL J. WHITE                            Director                              March 10, 1998
------------------------------------
Daryl J. White

